Exhibit 3.75

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “URS PROFESSIONAL SOLUTIONS LLC” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE THIRD DAY OF MARCH, A.D. 1999, AT 11:30 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “WSMS LLC” TO “WESTINGHOUSE SAFETY MANAGEMENT SOLUTIONS LLC”, FILED THE ELEVENTH DAY OF MARCH, A.D. 1999, AT 4:30 O’CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE TWENTY-SECOND DAY OF MARCH, A.D. 1999, AT 4 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE SECOND DAY OF MAY, A.D. 2000, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “WESTINGHOUSE SAFETY MANAGEMENT SOLUTIONS LLC” TO “WASHINGTON SAFETY MANAGEMENT SOLUTIONS LLC”, FILED THE TWENTY-FIRST DAY OF JANUARY, A.D. 2004, AT 5:08 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-SECOND DAY OF DECEMBER, A.D. 2008, AT 2:48 O’CLOCK P.M.

Jeffrey W. Bullock, Secretary of State
3011729 8100H	AUTHENTICATION: 9837040
121019246	DATE: 09-11-12
You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware	PAGE 2
The First State

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “WASHINGTON SAFETY MANAGEMENT SOLUTIONS LLC” TO “URS SAFETY MANAGEMENT SOLUTIONS LLC”, FILED THE SIXTH DAY OF MAY, A.D. 2010, AT 11:46 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “URS SAFETY MANAGEMENT SOLUTIONS LLC” TO “URS PROFESSIONAL SOLUTIONS LLC”, FILED THE TENTH DAY OF AUGUST, A.D. 2012, AT 4:44 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “URS PROFESSIONAL SOLUTIONS LLC”.

Jeffrey W. Bullock, Secretary of State
3011729 8100H	AUTHENTICATION: 9837040
121019246	DATE: 09-11-12
You may verify this certificate online at corp.delaware.gov/authver.shtml

CERTIFICATE OF FORMATION

Of

WSMS LLC

This Certificate of Formation of WSMS LLC (the “Company”) is being executed by the undersigned for the purpose of forming a limited liability company pursuant to the Delaware Limited Liability Company Act.

1.	The name of the limited liability company is: WSMS LLC

2.	The address of the registered office of the Company in Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The Company’s registered agent at that address is The Corporation Trust Company.

3.	The Company shall exist for a period of thirty (30) years from and after the date the Delaware Secretary of State issues a Certificate of Formation, unless dissolved earlier by law.

IN WITNESS WHEREOF, the undersigned, an authorized person of the Company, has caused this Certificate of Formation to be duly executed as of the 1st day of March, 1999.

Jonathan M. Robertson, Authorized Person

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 11:30 AM 03/03/1999 991082150 – 3011729

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF FORMATION

OF

WSMS LLC

It is hereby certified that:

1. The name of the limited liability company (hereinafter called the “limited liability company”) is WSMS LLC.

2. The Certificate of Formation of the limited liability company is hereby amended by striking out Article 1 thereof and by substituting in lieu of said Article 1 the following new Article 1:

“1.	The name of the limited liability company is: Westinghouse Safety Management Solutions LLC.”

IN WITNESS WHEREOF, the undersigned, an authorized person of the limited liability company, has caused this Certificate of Amendment of Certificate of Formation to be duly executed as of the 11 day of March, 1999.

Stephen G. Hanks, Authorized Person

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 04:30 PM 03/11/1999 991096571 – 3011729

CERTIFICATE OF MERGER

MERGING

Westinghouse Safety Management Solutions, Inc., a Delaware corporation

INTO

Westinghouse Safety Management Solution LLC, a Delaware limited liability company

The undersigned limited liability company organized and existing under and by virtue of the Delaware Limited Liability Company Act,

DOES HEREBY CERTIFY:

FIRST: That the name and state of formation of organization of each of the domestic limited liability companies or other business entities which are to merge (the “Constituent Entities”) are as follows:

Name	State of Formation or Organization

Westinghouse Safety Management Solutions, Inc. (the “Corporation”)	Delaware

Westinghouse Safety Management Solutions LLC (the “LLC”)	Delaware

SECOND: That an Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the Constituent Entities in accordance with the requirements of Section 18-209 of the Delaware Limited Liability Company Act and Section 264(c) of the General Corporation Law of the State of Delaware.

THIRD: That the name of the surviving limited liability company of the merger is “Westinghouse Safety Management Solutions LLC”.

FOURTH: That the executed Agreement of Merger is on file at the principal place of business of the surviving domestic limited liability company, the address of which is 1993 South Centennial Avenue SE, Aiken, South Carolina 29803.

FIFTH: That a copy of the Agreement of Merger will be furnished by the surviving domestic liability company, on request and without cost, to any stockholder or member of the Constituent Entities.

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 04:00 PM 03/22/1999 991110810 – 3011729

IN WITNESS WHEREOF, this Certificate of Merger is hereby executed as of the 22nd day of March, 1999.

WESTINGHOUSE SAFETY MANAGEMENT SOLUTIONS LLC

By:
Name:	Jonathan M. Robertson
Title:	Assistant Secretary

2

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 05/02/2000 001226460 – 3011729

Certificate of Amendment to Certificate of Formation

of

WESTINGHOUSE SAFETY MANAGEMENT SOLUTIONS LLC

It is hereby certified that:

1. The name of the limited liability company (hereinafter called the “limited liability company”) is Westinghouse Safety Management Solutions LLC.

2. The certificate of formation of the limited liability company is hereby amended as follows the registered agent for the above limited liability company is Corporation Service Company located at 1013 Centre Road, Wilmington, Delaware 19805.

Executed on 4/18/2000

Richard D. Parry, Assistant Secretary

State of Delaware Secretary of State Division of Corporations Delivered 05:53 PM 01/21/2004 FILED 05:08 PM 01/21/2004 SRV 040044509 – 3011729 FILE

Certificate of Amendment to Certificate of Formation

Of

Westinghouse Safety Management Solutions LLC

It is hereby certified that:

1.	The name of the limited liability company (hereinafter called the “limited liability company”) is Westinghouse Safety Management Solutions LLC.

2.	The Certificate of Formation of the limited liability company is hereby amended by striking out Article 1 thereof and by substituting in lieu of said Article 1 the following new Article 1:

1.	The name of the limited liability company is: Washington Safety Management Solutions LLC.

IN WITNESS WHEREOF, the undersigned, an authorized person of the limited liability company, has caused this Certificate of Amendment of Certificate of Formation to be duly executed as of the 21st day of January, 2004.

Craig G. Taylor, Authorized Person

State of Delaware

Certificate of Amendment

1.	Name of Limited Liability Company: Washington Safety Management Solutions LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows: the address of its Registered Office in the state of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801. The name of its Registered Agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 19th day of December, 2008.

By:	/S/ Jennifer Shanders

Name:	Jennifer Shanders
Print or Type
Title:	Authorized Person

State of Delaware Secretary of State Division of Corporations Delivered 04:26 PM 12/22/2008 FILED 02:48 PM 12/22/2008 SRV 081220058 – 3011729 FILE

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State of Delaware Secretary of State Division of Corporations Delivered 11:59 AM 05/06/2010 FILED 11:46 AM 05/06/2010 SRV 100470091 – 3011729 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company:

Washington Safety Management Solutions LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

Paragraph 1 of the Certificate of Formation is amended to read: “The name of the limited liability company is URS Safety Management Solutions LLC”.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 4th day of May, A.D. 2010.

By:
Authorized Person(s)

Name:	R.J. Hill Authorized Person
Print or Type

DE084 - 05/18/2007 C T System Online

State of Delaware Secretary of State Division of Corporations Delivered 04:54 PM 08/10/2012 FILED 04:44 PM 08/10/2012 SRV 120926963 – 3011729 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company:

URS Safety Management Solutions LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the limited liability company has been changed to URS Professional Solutions LLC.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 6th day of August, A.D. 2012.

By:
Authorized Person(s)

Name:	Jeanne Baughman
Print or Type

DE084 - 05/18/2007 C T System Online